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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549-1004

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                       October 23, 2003 (October 22, 2003)



                            ARKANSAS BEST CORPORATION

             (Exact name of registrant as specified in its charter)


        Delaware                       0-19969                 71-0673405
----------------------------       -----------------      ---------------------
      (State or other                (Commission             (IRS Employer
      jurisdiction of                File Number)         Identification No.)
     incorporation or
       organization)


                             3801 Old Greenwood Road
                           Fort Smith, Arkansas 72903
                                 (479) 785-6000
--------------------------------------------------------------------------------
    (Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)




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ITEM 5. OTHER EVENTS.

On October 22, 2003, Arkansas Best Corporation issued a press release announcing a quarterly cash dividend. A copy of the press release is attached as an exhibit to this Report on Form 8-K.


ITEM 7. EXHIBITS.

99.1    Press release of Arkansas Best Corporation dated October 22, 2003.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ARKANSAS BEST CORPORATION

                                  (Registrant)

Date: October 23, 2003                     /s/ David E. Loeffler
      -----------------                    ------------------------------------
                                               David E. Loeffler,
                                               Vice President - Chief Financial
                                               Officer and Treasurer



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                                INDEX TO EXHIBITS


  EXHIBIT
  NUMBER                             DESCRIPTION
  -------                            -----------
   99.1     Press release of Arkansas Best Corporation dated October 22, 2003